                                                           Exhibit (n)(1)(A)(ii)

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                    AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18F-3

                                       FOR

                               ING INVESTORS TRUST

SERIES                                                                                   CLASSES
------                                                                                   -------
                                                                     ADVISER    INSTITUTIONAL   SERVICE    SERVICE 2
                                                                     -------    -------------   -------    ---------
ING AllianceBernstein Mid Cap Growth Portfolio                          X             X            X           X
ING American Funds Growth Portfolio                                               No class designation
ING American Funds Growth-Income Portfolio                                        No class designation
ING American Funds International Portfolio                                        No class designation
ING Capital Guardian Small/Mid Cap Portfolio                            X             X            X           X
ING Capital Guardian U.S. Equities Portfolio                            X             X            X           X
ING Disciplined Small Cap Value Portfolio                               X             X            X           X
ING Eagle Asset Capital Appreciation Portfolio                          X             X            X           X
ING EquitiesPlus Portfolio                                              X             X            X           X
ING Evergreen Health Sciences Portfolio                                 X             X            X           X
ING Evergreen Omega Portfolio                                           X             X            X           X
ING FMR(SM) Diversified Mid Cap Portfolio                               X             X            X           X
ING FMR(SM) Earnings Growth Portfolio                                   X             X            X           X
ING FMR(SM) Small Cap Equity Portfolio                                  X             X            X           X
ING Franklin Income Portfolio                                           X             X            X           X
ING Global Real Estate Portfolio                                        X             X            X           X
ING Global Resources Portfolio                                          X             X            X           X
ING Goldman Sachs Tollkeeper(SM) Portfolio                              X             X            X           X
ING International Portfolio                                             X             X            X           X
ING Janus Contrarian Portfolio                                          X             X            X           X
ING JPMorgan Emerging Markets Equity Portfolio                          X             X            X           X
ING JPMorgan Small Cap Equity Portfolio                                 X             X            X           X
ING JPMorgan Value Opportunities Portfolio                              X             X            X           X
ING Julius Baer Foreign Portfolio                                       X             X            X           X
ING Legg Mason Partners All Cap Portfolio                               X             X            X           X
ING Legg Mason Value Portfolio                                          X             X            X           X
ING LifeStyle Aggressive Growth Portfolio                               X             X            X           X
ING LifeStyle Growth Portfolio                                          X             X            X           X
ING LifeStyle Moderate Growth Portfolio                                 X             X            X           X
ING LifeStyle Moderate Portfolio                                        X             X            X           X
ING Limited Maturity Bond Portfolio                                     X             X            X           X
ING Liquid Assets Portfolio                                                           X            X           X

SERIES                                                                                   CLASSES
------                                                                                   -------
                                                                     ADVISER    INSTITUTIONAL   SERVICE    SERVICE 2
                                                                     -------    -------------   -------    ---------
ING Lord Abbett Affiliated Portfolio                                    X             X            X           X
ING MarketPro Portfolio                                                 X             X            X           X
ING MarketStyle Growth Portfolio                                        X             X            X           X
ING MarketStyle Moderate Growth Portfolio                               X             X            X           X
ING MarketStyle Moderate Portfolio                                      X             X            X           X
ING Marsico Growth Portfolio                                            X             X            X           X
ING Marsico International Opportunities Portfolio                       X             X            X           X
ING Mercury Large Cap Growth Portfolio                                  X             X            X           X
ING Mercury Large Cap Value Portfolio                                   X             X            X           X
ING MFS Mid Cap Growth Portfolio                                        X             X            X           X
ING MFS Total Return Portfolio                                          X             X            X           X
ING MFS Utilities Portfolio                                             X             X            X           X
ING Oppenheimer Main Street Portfolio(R)                                X             X            X           X
ING PIMCO Core Bond Portfolio                                           X             X            X           X
ING PIMCO High Yield Portfolio                                          X             X            X           X
ING Pioneer Fund Portfolio                                              X             X            X           X
ING Pioneer Mid Cap Value Portfolio                                     X             X            X           X
ING Stock Index Portfolio                                                             X
ING T. Rowe Price Capital Appreciation Portfolio                        X             X            X           X
ING T. Rowe Price Equity Income Portfolio                               X             X            X           X
ING Templeton Global Growth Portfolio                                   X             X            X           X
ING UBS U.S. Allocation Portfolio                                       X             X            X           X
ING Van Kampen Equity Growth Portfolio                                  X             X            X           X
ING Van Kampen Global Franchise Portfolio                               X             X            X           X
ING Van Kampen Growth and Income Portfolio                              X             X            X           X
ING Van Kampen Real Estate Portfolio                                    X             X            X           X
ING VP Index Plus International Equity Portfolio                        X             X            X           X
ING Wells Fargo Mid Cap Disciplined Portfolio                           X             X            X           X
ING Wells Fargo Small Cap Disciplined Portfolio                         X             X            X           X

  Effective Date:  April 28, 2006